CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$3,129,861.21	02-01-2019	02-15-2021	99800297	20 / 95		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: MEIER PROPERTIES, SERIES LLC
2221 N 3250 W
Vernal, UT 84078

Lender: American Bank of the North
Region 98
2310 NW 3rd ST
PO Box 160
Grand Rapids, MN 55744

Principal Amount: $3,129,861.21 **Date of Agreement: February 1, 2019**

DESCRIPTION OF EXISTING INDEBTEDNESS.
Promissory Note Dated April 9, 2015, in the original amount of $4,966,411.01, together with all Related Documents and subsequent Change in Terms related to same.

Current Principal Balance $3,129,861.21.
Current Fixed Interest Rate 7.100%.
Current Monthly Payments in the Amount of $43,147.25.
Current Maturity Date February 15, 2019.

DESCRIPTION OF COLLATERAL.
Real property located at 1545, 1583, 1586, and 1540 S. 1700 East Circle, Vernal, UT 84078.

ACCRUED INTEREST DUE:
Borrower acknowledges that there is unpaid accrued interest in the amount of $13,846.51 as of February 1, 2019 due to Lender. The Lender reserves the right to collect that amount due.

DESCRIPTION OF CHANGE IN TERMS.
Increase interest rate to 7.250%.

Renew and extend maturity date to February 15, 2021.

Choice of Venue Jurisdiction is changed to Uintah County, Utah.

Changes result in a new payment schedule as restated below.
All other terms and covenants of the Promissory Note and Related Documents will remain the same.

PAYMENT. Borrower will pay this loan in 24 regular payments of $43,147.25 each and one irregular last payment estimated at $2,515,744.57. Borrower's first payment is due February 15, 2019, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on February 15, 2021, and will be for all principal and all accrued interest not yet paid.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

MATURITY NOTICE. If this is a balloon note, the loan is payable in full at the end of the balloon term. The bank is under no obligation to refinance the loan at that time.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

MEIER PROPERTIES, SERIES LLC

By: Annette D. Meier
Annette D. Meier, Manager of MEIER PROPERTIES, SERIES LLC

LENDER:

AMERICAN BANK OF THE NORTH

X John Zanoti
Authorized Signer

Tax Serial Number:
05-132-0134; 05-132-0135; 05-132-0136; 05-132-0137

RECORDATION REQUESTED BY:
American Bank of the North
Region 98
2310 NW 3rd ST
PO Box 160
Grand Rapids, MN 55744

WHEN RECORDED MAIL TO:
American Bank of the North
Loan Administration
500 Platt Ave E
Nashwauk, MN 55769

SEND TAX NOTICES TO:
MEIER PROPERTIES, SERIES LLC
2221 N 3250 W
Vernal, UT 84078 **FOR RECORDER'S USE ONLY**

MODIFICATION OF DEED OF TRUST

THIS MODIFICATION OF DEED OF TRUST dated February 1, 2019, is made and executed between MEIER PROPERTIES, SERIES LLC, whose address is 2221 N 3250 W, Vernal, UT 84078 ("Trustor") and American Bank of the North, whose address is Region 98, 2310 NW 3rd ST, PO Box 160, Grand Rapids, MN 55744 ("Lender").

DEED OF TRUST. Lender and Trustor have entered into a Deed of Trust dated August 23, 2010 (the "Deed of Trust") which has been recorded in Uintah County, State of Utah, as follows:

Recorded August 24, 2010, as Entry No. 2010007182 in Book 1202, Pages 224-235, in the Office of the Uintah County Recorder, Uintah County, Utah; together with all subsequent Modifications of Deeds of Trust related to same.

REAL PROPERTY DESCRIPTION. The Deed of Trust covers the following described real property located in Uintah County, State of Utah:

Lots 1, 2, 3, and 4 ROPER'S INDUSTRIAL PARK, PUD, according to the official plat thereof on file in the office of the Recorder, Uintah County, Utah.

TOGETHER WITH for each lot 25% interest in 1700 East Circle Street (street contains 0.851 acres; net street acreage for each lot 0.213 acre).

The Real Property or its address is commonly known as 1545, 1583, 1586, 1540 S. 1700 East Circle, Vernal, UT 84078. The Real Property tax identification number is 05-132-0134; 05-132-0135; 05-132-0136; 05-132-0137.

MODIFICATION. Lender and Trustor hereby modify the Deed of Trust as follows:

Extend maturity date to February 15, 2021.

Increase interest rate to 7.250%.

The Deed of Trust secures the indebtedness evidenced by Promissory Note dated April 9, 2015, in the original principal amount of $4,966,411.01, by reasons of refinance, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of, and substitutions of, and substitutions for the Promissory Note. No additional funds are advanced and no new Deed tax is due at this time.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Deed of Trust shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender's right to require strict performance of the Deed of Trust as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Deed of Trust (the "Note"). It is the intention of Lender to retain as liable all parties to the Deed of Trust and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Deed of Trust does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF DEED OF TRUST AND TRUSTOR AGREES TO ITS TERMS. THIS MODIFICATION OF DEED OF TRUST IS DATED FEBRUARY 1, 2019.

TRUSTOR:

MEIER PROPERTIES, SERIES LLC

By: Annette D. Meier
Annette D. Meier, Manager of MEIER PROPERTIES, SERIES LLC

LENDER:

AMERICAN BANK OF THE NORTH

X John Zanoto
Authorized Officer

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF Utah)
) **SS**
COUNTY OF Uintah)

ANNA KURUSIGA
Notary Public, State of Utah
Commission # 701607
My Commission Expires On
August 06, 2022

On this 1st day of February, 20 19, before me, the undersigned Notary Public, personally appeared **Annette D. Meier, Manager of MEIER PROPERTIES, SERIES LLC,** and known to me to be a member or designated agent of the limited liability company that executed the Modification of Deed of Trust and acknowledged the Modification to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Modification and in fact executed the Modification on behalf of the limited liability company.

By Anna Kurusiga **Residing at** Utah

Notary Public in and for the State of Utah **My commission expires** 08/06/2022

LENDER ACKNOWLEDGMENT

STATE OF Minnesota)
) SS
COUNTY OF Itasca)

MELANIE EILEEN ONITA SOREM
NOTARY PUBLIC
MINNESOTA
My Comm. Exp. Jan. 31, 2020

On this 4th day of February, 20 19, before me, the undersigned Notary Public, personally appeared John Zanotti and known to me to be the EVP, authorized agent for **American Bank of the North** that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of **American Bank of the North,** duly authorized by **American Bank of the North** through its board of directors or otherwise, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this said instrument and in fact executed this said instrument on behalf of **American Bank of the North.**

By [signature]   **Residing at** Itasca County, MN

Notary Public in and for the State of Minnesota   **My commission expires** Jan. 31, 2020

ERRORS AND OMISSIONS / COMPLIANCE AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$3,129,861.21	02-01-2019	02-15-2021	99800297	20 / 95		***	
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.							

Borrower: MEIER PROPERTIES, SERIES LLC
2221 N 3250 W
Vernal, UT 84078

Lender: American Bank of the North
Region 98
2310 NW 3rd ST
PO Box 160
Grand Rapids, MN 55744

The undersigned borrower(s) for and in consideration of the above-referenced Lender closing this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to:

1) Sell, convey, seek guaranty or market the loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs, Small Business Administration, or any Mortgage Bonding Authority; and

2) Ensure the validity of the Promissory Note and the Lender's security interest in property given as collateral for the loan. These requests may include, but are not limited to, all changes, corrections, re-executions or modifications of any documents related to such loan, or execution of any additional documents as may be required, or any other financial statement, tax return, or other document reasonably requested by the Bank.

The undersigned will comply with all such requests within thirty (30) days from the date they are made by Lender or its agent. If Borrower(s) fails to meet its obligations hereunder, Borrower agrees to be liable for and to pay or reimburse Lender for all costs including, but not limited to, actual expenses, legal fees, court costs, and marketing losses incurred or sustained by Lender to enforce its rights hereunder and caused by such failure.

BORROWER:

MEIER PROPERTIES, SERIES LLC

By: Annette D. Meier
Annette D. Meier, Manager of MEIER PROPERTIES, SERIES LLC

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$3,129,861.21	02-01-2019	02-15-2021	99800297	20 / 95		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Grantor: **MEIER PROPERTIES, SERIES LLC**
2221 N 3250 W
Vernal, UT 84078

Lender: **American Bank of the North**
Region 98
2310 NW 3rd ST
PO Box 160
Grand Rapids, MN 55744

INSURANCE REQUIREMENTS. Grantor, MEIER PROPERTIES, SERIES LLC ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: **1545, 1583, 1586, 1540 S. 1700 East Circle, Vernal, UT 84078.**
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 1545, 1583, 1586, 1540 S. 1700 East Circle, Vernal, UT 84078.
Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area. Grantor agrees to obtain and maintain Federal Flood Insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

American Bank of the North
Loan Administration
500 Platt Ave E
Nashwauk, MN 55769

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of February 1, 2019, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 1, 2019.

GRANTOR:

MEIER PROPERTIES, SERIES LLC

By: Annette D. Meier
Annette D. Meier, Manager of MEIER PROPERTIES,

AGREEMENT TO PROVIDE INSURANCE
(Continued)

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE: ____________________ PHONE ____________________

AGENT'S NAME: ____________________

AGENCY: ____________________

ADDRESS: ____________________

INSURANCE COMPANY: ____________________

POLICY NUMBER: ____________________

EFFECTIVE DATES: ____________________

COMMENTS: ____________________

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$3,129,861.21	02-01-2019	02-15-2021	99800297	20 / 95		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: MEIER PROPERTIES, SERIES LLC
2221 N 3250 W
Vernal, UT 84078

Lender: American Bank of the North
Region 98
2310 NW 3rd ST
PO Box 160
Grand Rapids, MN 55744

LOAN TYPE. This is a Fixed Rate (7.250%) Nondisclosable Loan to a Limited Liability Company for $3,129,861.21 due on February 15, 2021. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Maintenance of Borrower's Primary Residence.

☐ Personal, Family or Household Purposes or Personal Investment.

☐ Agricultural Purposes.

☒ Business Purposes.

SPECIFIC PURPOSE. The specific purpose of this loan is: Renewal to Loan 99800297.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,129,861.21 as follows:

Other Disbursements: $3,129,861.21 Change in Terms on Loan 99800297	$3,129,861.21
Note Principal:	$3,129,861.21

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash: $21.00 Modification of Deed of Trust Recording Fee to Uintah County Recorder $200.00 Change in Terms/Renewal Fee	$221.00
Total Charges Paid in Cash:	$221.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 1, 2019.

BORROWER:

MEIER PROPERTIES, SERIES LLC

By: *Annette D. Meier* (signature)
Annette D. Meier, Manager of MEIER PROPERTIES, SERIES LLC